                              WFS FINANCIAL 2002-1

                                  OWNER TRUST

                       $1,800,000,000 ASSET-BACKED NOTES

                          WFS RECEIVABLES CORPORATION
                                     SELLER

                               WFS FINANCIAL INC
                                MASTER SERVICER

                $330,000,000 CLASS A-1 [   ]% ASSET-BACKED NOTES

                $440,000,000 CLASS A-2 [   ]% ASSET-BACKED NOTES

                                CLASS A-3A [   ]% ASSET-BACKED NOTES
           $610,000,000
                         CLASS A-3B FLOATING RATE ASSET-BACKED NOTES


                                CLASS A-4A [   ]% ASSET-BACKED NOTES
           $420,000,000
                         CLASS A-4B FLOATING RATE ASSET-BACKED NOTES


                                   TERM SHEET

     The information contained in the attached Computational Materials relating to the WFS Financial 2002-1 Owner Trust is referred to as the "Information".

     The attached Computational Materials have been prepared by WFS Financial Inc. Neither Banc of America Securities LLC ("BAS") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the attached Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained in the Computational Materials will be superseded by the description of the collateral contained in the final prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department of BAS at 704-386-2096.

                      ------------------------------------

     The information contained in the attached Computational Materials relating to the WFS Financial 2002-1 Owner Trust is referred to as the "Information."

     The attached Term Sheet has been prepared by WFS Financial Inc. and the Information contained in the Term Sheet has been provided by WFS Financial Inc. and has not been independently verified by Barclays Capital Inc. ("Barclays"). Neither Barclays nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at 212-412-2449.

     The information contained in the attached Computational Materials relating to the WFS Financial 2002-1 Owner Trust is referred to as the "Information."

     The attached Term Sheet has been prepared by WFS Financial Inc. Neither Credit Suisse First Boston ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

                      ------------------------------------

     The information contained in the attached Computational Materials relating to the WFS Financial 2002-1 Owner Trust is referred to as the "Information".

     The attached Computational Materials have been prepared by WFS Financial Inc. Neither Deutsche Banc Alex. Brown Inc. ("Deutsche Banc Alex. Brown") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the attached Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained in the Computational Materials will be superseded by the description of the collateral pool contained in the final prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Banc Alex. Brown Trading Desk at 212-469-7730.

                      ------------------------------------

     The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                      ------------------------------------

                        WFS FINANCIAL 2002-1 OWNER TRUST

                               WFS FINANCIAL INC

                                MASTER SERVICER

                         TERM SHEET DATED MARCH 8, 2002

                              SUBJECT TO REVISION

THE PARTIES:

The Issuer.................  WFS Financial 2002-1 Owner Trust, or the trust

Seller.....................  WFS Receivables Corporation, or WFSRC

Master Servicer............  WFS Financial Inc, or WFS

The Insurer................  Financial Security Assurance, Inc., or Financial
                             Security

Indenture Trustee..........  Bankers Trust Company

Owner Trustee..............  Chase Manhattan Bank USA, National Association

IMPORTANT DATES:

Statistical Calculation
Date.......................  February 28, 2002, the date used in preparing the statistical information in this term sheet.

Cut-Off Date...............  March 15, 2002

Closing Date...............  Expected to be March 20, 2002

Distribution Dates.........  Payments of interest and principal will be made on the notes on each March 20, June 20, September 20 and December 20, commencing in June 2002. If any of those days is not a business day, payment will be made on the next succeeding business day. Principal will be paid in order to the earliest maturing class until that class is paid in full. The initial date upon which payments will be made will be June 20, 2002.

Final Scheduled
   Distribution Dates......  If not paid earlier, the outstanding principal balance of the Class A-1 Notes will be paid on March 20, 2003, of the Class A-2 Notes will be paid on March 20, 2005, of the Class A-3A and Class A-3B Notes will be paid on December 20, 2006, and of the Class A-4A and Class A-4B Notes will be paid on September 20, 2009. If any of those days is not a business day, payment will be made on the next succeeding business day.

THE SECURITIES:

The Notes..................  The WFS Financial 2002-1 Owner Trust Auto
                             Receivable Backed Notes will represent obligations of the trust secured by the assets of the trust. The notes will be issued in six classes and will bear interest at the applicable rates and calculated in the manner described below under the caption "The Terms of the Notes" and "Interest Calculation." The final allocation of amounts between the Class A-3A and Class A-3B Notes and between the Class A-4A and Class A-4B Notes, respectively, will be made prior to the final pricing of the Notes.

The Certificates...........  The trust will issue to the seller WFS Financial
                             2002-1 Owner Trust Auto Receivable Backed
                             Certificates, which are not being offered by this term sheet. All payments in respect of the certificates will be subordinated to payments on the notes.

The Terms of the Notes.....

                                                                   INTEREST
                                       NOTE     PRINCIPAL          RATE PER          FINAL SCHEDULED
                                       CLASS      AMOUNT            ANNUM           DISTRIBUTION DATE
                                       -----   ------------  --------------------   ------------------
                                       A-1     $330,000,000                      %      March 20, 2003
                                       A-2     $440,000,000                      %      March 20, 2005
                                       A-3A    $610,000,000                      %   December 20, 2006
                                       A-3B                  3-month LIBOR+%         December 20, 2006
                                       A-4A    $420,000,000                      %  September 20, 2009
                                       A-4B                  3-month LIBOR+%        September 20, 2009

                             It is a condition to the offering of the notes that the Class A-1 Notes be rated Prime-1/A-1+ and that the Class A-2, Class A-3A, Class A-3B, Class A-4A and Class A-4B Notes be rated Aaa/AAA. These ratings are being applied for from Moody's Investors Service and Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. A rating agency in its discretion may lower or withdraw its rating in the future.

Interest Calculation.......  Interest on the Class A-1 Notes will accrue at the fixed interest rate applicable to that class from each distribution date (or from the closing date with respect to the first distribution date) to the day preceding the next distribution date.

                             Interest on the Class A-1 Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

                             Interest on the Class A-2 Notes, Class A-3A Notes and Class A-4A Notes will accrue at the fixed interest rate applicable to each of those classes from, and including, the 20th day of the month of the prior distribution date (or from the closing date with respect to the first distribution date) to, but excluding, the 20th day of the month of the current distribution date.

                             Interest on the Class A-2 Notes, Class A-3A Notes and Class A-4A Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                             Interest on the Class A-3B Notes and Class A-4B Notes will accrue at a floating rate equal to LIBOR plus the additional percentage amount applicable to that class from each distribution date (or from the closing date with respect to the first distribution date) to the day preceding the next distribution date. LIBOR is the rate for deposits in U.S. dollars for a three-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date. The LIBOR determination date will be the second London business day prior to the closing date with respect to the first distribution date and, as to each subsequent distribution date thereafter, on the second London business day prior to the prior distribution date.

                             Interest on the Class A-3B Notes and Class A-4B Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

Priority of Principal
   Payments................  Principal of the notes will be paid on each distribution date in the following order:

                             - to the Class A-1 Notes until the Class A-1 Notes
                               are paid in full;

                             - to the Class A-2 Notes until the Class A-2 Notes
                               are paid in full;

                             - to the Class A-3A and Class A-3B Notes on a pro
                               rata basis, based upon their respective principal balances, until the Class A-3A and Class A-3B Notes are paid in full; and

                             - to the Class A-4A and Class A-4B Notes on a pro
                               rata basis, based upon their respective principal balances, until the Class A-4A and Class A-4B Notes are paid in full.

THE TRUST PROPERTY:

General....................  The trust property will include:

                             - a pool of retail installment sales contracts and
                               a limited number of installment loans originated or purchased by WFS, all of which are secured by new or pre-owned automobiles or light duty trucks;

                             - the funds in the spread account;

                             - an insurance policy written by Financial Security
                               guaranteeing to the indenture trustee all payments of principal and interest to be made to holders of the notes; and

                             - interest rate swap agreements.

The Contracts..............  On or before the closing date, WFS will sell and assign the contracts, each of which is a retail installment sales contract or installment loan secured by a financed vehicle which is a new or pre-owned automobile or light duty truck, to WFSRC. On the closing date, WFSRC will transfer and assign the contracts to the trust. The trust will be established by the transfer and assignment of contracts by WFSRC to the trust on the closing date.

                             - The trust receives the right to payments due
                               under the contracts on and after the cut-off date of March 15, 2002.

                             - The contracts are secured by first liens on the
                               vehicles purchased under each contract.

                             - As of the statistical calculation date, the
                               contracts have a weighted average annual percentage rate of approximately 13.50% and a weighted average remaining maturity of approximately 61.16 months.

                             - As of the statistical calculation date,
                               approximately 94.64% of the aggregate principal amount of the contracts will be simple interest contracts and approximately 5.34% will be Rule of 78's contracts.

The Spread Account.........  The spread account is a segregated trust account in the name of the indenture trustee that will afford some limited protection against losses on the contracts. The spread account will be part of the trust. It will be created with an initial cash deposit by WFSRC in the amount of $36,000,000. On any distribution date, the funds that are available from the spread account will be distributed to you to cover any shortfalls in interest and principal required to be paid on the notes. The funds in the spread account will be supplemented on each distribution date by any funds in the collection account remaining after making all of the payments necessary on that distribution date.

                             The funds in the spread account will be
                             supplemented until they are at least equal to 4% or 9% of the sum of the remaining principal balance of the contracts. The rate to be applied will depend upon loss and delinquency triggers.

                             If on the last day of any month or on any distribution date the amount on deposit in the spread account is greater than the amount required to be in that account on that date, the excess cash will be distributed in the following order:

                             - to Financial Security, to the extent of any
                               unreimbursed amounts due to it,

                             - to WFSRC until it has received an amount equal to
                               the spread account initial deposit, and then

                             - to WFSRC or any other holder of the certificates.

                             You will have no further rights to any excess cash paid to any of these entities.

The Note Policy............  On the closing date, Financial Security will issue a financial guaranty insurance policy, known as the note policy, for the indirect benefit of the holders of the notes. Under the note policy, Financial Security will unconditionally and irrevocably guarantee to the indenture trustee the payments of interest and principal due on the notes during the term of the note policy.

                             If, based upon a report due to the indenture trustee five days prior to a distribution date, it appears that insufficient funds will be available to pay to the holders of the notes on that distribution date the full amount of the payment which will then be due to them, that shortfall will be paid first by drawing upon funds in the spread account and then by a claim upon the note policy. To the extent any claim is made upon the note policy, it is anticipated that the amount of that claim will be distributed on that distribution date.

Interest Rate Swaps........  On the closing date, the issuer will enter into interest rate swap agreements to hedge the floating interest rate on the Class A-3B Notes and Class A-4B Notes, respectively, with Bank of America, NA, or any other swap provider acceptable to the rating agencies and Financial Security, as the swap counterparty. The interest rate swaps for the Class A-3B Notes and Class A-4B Notes will have initial notional amounts equal to the principal amount of the Class A-3B Notes and Class A-4B Notes, respectively, on the closing date. The notional amount of each interest rate swap will decrease by the amount of any principal payments on the Class A-3B Notes and Class A-4B Notes, respectively, on each distribution date.

                             In general, under the interest rate swap agreements, on each distribution date the issuer will be obligated to pay the swap counterparty a fixed rate payment based on the notional amount of each interest rate swap and the swap counterparty will be obligated to pay a floating rate payment based on the interest rate of the Class A-3B Notes and Class A-4B Notes, as applicable, on the same notional amount. Payments on the interest rate swaps will be exchanged on a net basis. The obligations of the issuer under each interest rate swap agreement are secured under the indenture. Net swap payments made by the issuer rank higher in priority than payments on the securities.

THE CONTRACTS POOL:

                             Each contract is a retail installment sales contract secured by a financed vehicle originated by a new or used car dealer located in California or one of the other states listed in the table on pages 12 and 13 or an installment loan made in one of these states which loan is secured by a financed vehicle. Most of the contracts were purchased by WFS from dealers; however, contracts representing no more than 1.7% of the statistical calculation date aggregate principal balance are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then purchased by WFS.

                             Except as otherwise noted, all references in this term sheet to contracts include installment loans.

                             WFS will select the contracts from its portfolio of fixed-interest rate contracts. The contracts which will be transferred to the trust were underwritten and purchased or originated by WFS in the ordinary course of its business operations. The information concerning the contracts presented throughout this term sheet is as of February 28, 2002. The contracts which will be transferred to the trust at the closing date will have an aggregate outstanding principal balance of not less than $1,800,000,000 and will include contracts purchased or originated through March 14, 2002. While the characteristics of the contracts actually transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant.

                                                                                   CONTRACTS
                                                                                 IN THE TRUST
                                                                               -----------------
                                       Outstanding Principal Balance.........  $1,727,325,650.86
                                         Minimum.............................  $          510.13
                                         Maximum.............................  $       72,023.60
                                         Average.............................  $       14,955.07
                                       Number of Contracts...................            115,501
                                       Financed Vehicles
                                         Percentage of New Vehicles..........              23.86%
                                         Percentage of Pre-owned Vehicles....              76.14%
                                         Percentage of Automobiles...........              42.83%
                                         Percentage of Light Duty Trucks.....              57.17%
                                       Percentage of Simple Interest
                                         Contracts...........................              94.64%
                                       Percentage of Rule of 78's
                                         Contracts...........................               5.34%
                                       Annual Percentage Rate
                                         Minimum.............................               5.09%
                                         Maximum.............................              36.10%
                                         Weighted Average....................              13.50%
                                       Remaining Maturities
                                         Minimum (Months)....................                  3
                                         Maximum (Months)....................                 84
                                         Weighted Average (Months)...........              61.16
                                       Original Maturities
                                         Minimum (Months)....................                 10
                                         Maximum (Months)....................                 84
                                         Weighted Average (Months)...........              64.12
                                         Percent over 60 Months..............              51.16%
                                         Percent over 72 Months..............               1.78%

                             Each of the contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the simple interest or the Rule of 78's method.

REPURCHASE OF CONTRACTS AND REDEMPTION OF SECURITIES:

Optional Repurchase of
   Contracts by WFSRC......  WFSRC will have the option to repurchase from the trust, on any distribution date, contracts selected by it, which contracts have an aggregate principal balance on the date of repurchase of not more than $360,000,000. If WFSRC exercises this optional repurchase right, WFSRC will pay to the trust a repurchase price equal to the lesser of (x) the sum of the aggregate principal balance of the contracts repurchased, or (y) the sum of the unpaid principal amount of all classes of notes outstanding plus the accrued interest on each of those classes of notes, on the date of repurchase. WFSRC will also pay a repurchase premium in an amount equal to the product of the repurchase price and the repurchase factor expressed as a percentage of the repurchase price. The following table reflects the repurchase factor applicable to an optional repurchase occurring during the periods set forth:

                                                                                    REPURCHASE
                                       DISTRIBUTION DATE OF OPTIONAL REPURCHASE       FACTOR
                                       ----------------------------------------  -----------------
                                       June 20, 2002 to March 20, 2003.......           15%
                                       June 20, 2003 to March 20, 2004.......           10%
                                       June 20, 2004 to March 20, 2005.......            7%
                                       June 20, 2005 to September 20, 2009...            4%

Optional Purchase..........  On any distribution date as of which the aggregate principal balance of the contracts is equal to or less than $180,000,000, WFSRC may purchase all of the outstanding contracts from the trust without payment of a repurchase premium at a purchase price equal to the unpaid principal amount of all classes of notes outstanding plus accrued interest on each of those classes of notes.

Prepayment and Redemption
   following Optional
   Repurchase or Optional
   Purchase................  If WFSRC exercises its optional repurchase right or optional purchase right,

                             - the amount paid by WFSRC equal to the price to
                               repurchase or purchase the contracts, exclusive of any repurchase premium, will be treated as collections and distributed to the holders of the notes in addition to the distributions to which the holders would then otherwise be entitled to receive,

                             - the amount received by the trust equal to the
                               repurchase premium will be distributed on the related distribution date, pro rata, to the holders of the notes after giving effect to all other payments made on that distribution date other than the amount paid equal to the principal balances of the repurchased contracts,

                             - the contracts repurchased or purchased by WFSRC
                               will be transferred to WFSRC on that distribution date, and

                             - if the exercise of the optional repurchase right
                               or the optional purchase right results in the principal and accrued interest of all classes of notes outstanding being paid in full, the trust will be terminated.

Mandatory Redemption.......  The notes may be accelerated if an event of default has occurred and is continuing under the indenture. If an insurer default has occurred and is continuing and an event of default has occurred and is continuing, the indenture trustee may be permitted to accelerate the notes. If an event of default has occurred and is continuing but no insurer default has occurred and is continuing, Financial Security will have the right, in addition to its obligation to make scheduled payments on the notes in accordance with the terms of the note policy, but not the obligation, to elect to accelerate the notes. If the notes are accelerated, the master servicer or the indenture trustee will sell or otherwise liquidate the property of the trust and deliver the proceeds to the indenture trustee for distribution in accordance with the terms of the indenture.

TAX STATUS:

                             In the opinion of Mitchell, Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as discussed in further detail in the prospectus:

                             - the notes will be characterized as debt; and

                             - the trust will not be characterized as an
                               association or a publicly traded partnership taxable as a corporation.

                             If you purchase a note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY
MONEY MARKET FUNDS:

                             The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:

                             The notes are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, administrators of employee benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing notes.

                        DISTRIBUTION OF CONTRACTS BY APR

     The following table provides information about the contracts as of the statistical calculation date relating to their annual percentage rate. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages may not add to 100.00% due to rounding.

                                                                       PERCENTAGE OF
                                                      AGGREGATE       TOTAL AGGREGATE
                                      NUMBER OF       PRINCIPAL          PRINCIPAL
            CONTRACT APR              CONTRACTS        BALANCE           BALANCES
            ------------              ---------   -----------------   ---------------
5.000% - 5.999%.....................       274    $    5,638,527.63         0.33%
6.000% - 6.999%.....................     1,961        36,582,643.23         2.12
7.000% - 7.999%.....................     3,745        70,100,704.40         4.06
8.000% - 8.999%.....................     6,095       113,022,840.72         6.54
9.000% - 9.999%.....................     9,097       166,809,153.08         9.66
10.000% - 10.999%...................     9,314       165,546,072.10         9.58
11.000% - 11.999%...................     8,444       144,009,306.42         8.34
12.000% - 12.999%...................    10,715       174,016,548.46        10.07
13.000% - 13.999%...................     8,817       138,488,499.59         8.02
14.000% - 14.999%...................     9,135       137,911,741.34         7.98
15.000% - 15.999%...................     8,850       126,372,871.76         7.32
16.000% - 16.999%...................     8,239       112,904,555.85         6.54
17.000% - 17.999%...................     7,158        91,498,145.25         5.30
18.000% - 18.999%...................     6,491        75,276,746.09         4.36
19.000% - 19.999%...................     4,823        54,427,700.93         3.15
20.000% - 20.999%...................     6,122        61,696,097.51         3.57
21.000% - 21.999%...................     3,586        31,349,528.29         1.81
22.000% - and higher................     2,635        21,673,968.21         1.25
                                      ---------   -----------------       ------
Total...............................   115,501    $1,727,325,650.86       100.00%
                                      =========   =================       ======

                   GEOGRAPHIC CONCENTRATION OF THE CONTRACTS

     The following table provides information about the contracts as of the statistical calculation date based upon the state in which the new or pre-owned car dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages do not add to 100.00% due to rounding.

                                             AGGREGATE         PERCENTAGE OF
                             NUMBER OF       PRINCIPAL        TOTAL AGGREGATE
              STATE          CONTRACTS        BALANCE        PRINCIPAL BALANCES
              -----          ---------   -----------------   ------------------
      California...........    48,352    $  707,652,504.88          40.97%
      Florida..............     5,037        81,450,635.20           4.72
      Oregon...............     5,530        77,165,453.80           4.47
      Ohio.................     5,548        76,690,461.83           4.44
      Washington...........     5,335        75,220,488.27           4.35
      Arizona..............     4,677        70,570,856.20           4.09
      Texas................     3,872        60,933,095.28           3.53
      South Carolina.......     3,473        55,459,922.93           3.21
      North Carolina.......     3,170        52,520,507.90           3.04
      Colorado.............     2,905        44,710,869.73           2.59
      Virginia.............     2,460        44,046,520.90           2.55
      Illinois.............     2,106        30,708,232.49           1.78
      Georgia..............     1,651        30,583,842.04           1.77
      Tennessee............     1,751        28,472,637.90           1.65
      Nevada...............     1,783        26,902,583.06           1.56
      Idaho................     1,537        20,895,256.01           1.21
      Missouri.............     1,410        19,902,348.89           1.15
      Utah.................     1,363        19,478,109.89           1.13
      Michigan.............     1,157        17,789,881.34           1.03
      Kentucky.............     1,116        16,342,071.90           0.95
      Pennsylvania.........     1,082        15,404,958.75           0.89
      Massachusetts........       979        14,765,714.30           0.85
      Maryland.............       812        14,563,558.81           0.84
      Wisconsin............       906        13,154,524.29           0.76
      Indiana..............       899        12,553,730.14           0.73
      New Jersey...........       764        11,533,004.16           0.67
      Oklahoma.............       700        10,877,425.27           0.63
      Alabama..............       630         9,271,210.30           0.54
      Delaware.............       508         8,865,362.25           0.51
      New York.............       586         8,557,278.40           0.50
      New Mexico...........       489         6,787,111.58           0.39
      Kansas...............       450         6,532,040.04           0.38
      New Hampshire........       376         5,702,217.98           0.33
      Minnesota............       349         5,555,720.12           0.32
      Connecticut..........       342         5,174,494.87           0.30
      Mississippi..........       330         4,998,981.79           0.29
      Wyoming..............       258         4,191,990.12           0.24
      Iowa.................       269         3,680,829.79           0.21

                                             AGGREGATE         PERCENTAGE OF
                             NUMBER OF       PRINCIPAL        TOTAL AGGREGATE
              STATE          CONTRACTS        BALANCE        PRINCIPAL BALANCES
              -----          ---------   -----------------   ------------------
      West Virginia........       198         2,839,816.00           0.16
      Nebraska.............       130         1,870,072.62           0.11
      Rhode Island.........        89         1,343,827.40           0.08
      South Dakota.........        79         1,208,761.31           0.07
      Maine................        17           300,045.66           0.02
      Hawaii...............        26            96,694.47           0.01
                              -------    -----------------         ------
      Total................   115,501    $1,727,325,650.86         100.00%
                              =======    =================         ======

                      WEIGHTED AVERAGE LIVES OF THE NOTES

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts transferred to the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of notes could occur significantly earlier than its final scheduled distribution date. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of those notes.

     The table captioned "Percentage of Initial Note Balance at Various ABS Percentages" is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under "The Contracts Pool", but with an assumed aggregate principal of $1,800,000,000. The ABS Table assumes that:

- the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

- the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

- payments are made on the notes and under the interest rate swap agreement on each distribution date (and each such date is assumed to be the twentieth day of each applicable month),

- WFSRC does not exercise its optional repurchase right, and

- WFSRC exercises its optional purchase right on the earliest distribution date on which that option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percentage of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

     The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the aggregate scheduled balance, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed cut-off date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                          REMAINING     ORIGINAL
                                AGGREGATE                   TERM          TERM
                                PRINCIPAL                TO MATURITY   TO MATURITY
         SUBPOOLS                BALANCE         APR     (IN MONTHS)   (IN MONTHS)
         --------           -----------------   ------   -----------   -----------
   1......................  $    9,508,177.70   15.991%      34            34
   2......................       8,027,471.14   16.147       33            34
   3......................       4,711,144.18   17.160       32            34
   4......................       6,279,547.36   16.766       31            34
   5......................       6,264,043.42   17.122       30            34
   6......................       7,810,571.20   18.343       28            34
   7......................      39,237,691.08   15.523       49            49
   8......................      31,922,973.09   15.350       48            49
   9......................      17,975,511.62   16.492       47            49
 10.......................      25,951,598.99   15.858       46            49
 11.......................      27,403,150.87   16.044       45            49
 12.......................      32,629,263.04   17.463       43            49
 13.......................     154,501,815.27   13.518       61            61
 14.......................     128,819,741.06   13.497       60            61
 15.......................      73,197,631.75   14.591       59            61
 16.......................     123,988,643.57   14.019       58            61
 17.......................     124,915,243.99   14.065       57            61
 18.......................     146,400,521.90   15.738       51            61
 19.......................     168,584,352.96   11.574       72            72
 20.......................     142,270,493.91   11.326       71            72
 21.......................      69,593,881.70   12.058       70            72
 22.......................     125,680,967.01   12.014       69            72
 23.......................     131,810,331.67   12.052       68            72
 24.......................     119,840,882.38   13.279       66            72
 25.......................       1,858,367.64   15.991       34            34
 26.......................       7,668,983.24   15.523       49            49
 27.......................      30,197,287.35   13.518       61            61
 28.......................      32,949,710.91   11.574       72            72
                            -----------------
 Total....................  $1,800,000,000.00
                            =================

     The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

         PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                                                                              CLASS A-3A AND
                                    CLASS A-1 NOTES              CLASS A-2 NOTES                A-3B NOTES
                               -------------------------    -------------------------    -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----    ----   ----   ----   ----    ----   ----   ----   ----
Closing Date.................  100%   100%   100%   100%    100%   100%   100%   100%    100%   100%   100%   100%
 6/20/02.....................   72     64     50     38     100    100    100    100     100    100    100    100
 9/20/02.....................   44     29      2      0     100    100    100     83     100    100    100    100
 12/20/02....................   16      0      0      0     100     95     67     41     100    100    100    100
 3/20/03.....................    0      0      0      0      91     70     33      0     100    100    100    100
 6/20/03.....................    0      0      0      0      70     45      1      0     100    100    100     72
 9/20/03.....................    0      0      0      0      49     20      0      0     100    100     79     47
 12/20/03....................    0      0      0      0      28      0      0      0     100     97     58     23
 3/20/04.....................    0      0      0      0       7      0      0      0     100     80     39      1
 6/20/04.....................    0      0      0      0       0      0      0      0      90     64     21      0
 9/20/04.....................    0      0      0      0       0      0      0      0      75     48      4      0
 12/20/04....................    0      0      0      0       0      0      0      0      60     34      0      0
 3/20/05.....................    0      0      0      0       0      0      0      0      46     19      0      0
 6/20/05.....................    0      0      0      0       0      0      0      0      31      6      0      0
 9/20/05.....................    0      0      0      0       0      0      0      0      17      0      0      0
 12/20/05....................    0      0      0      0       0      0      0      0       3      0      0      0
 3/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
 6/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
 9/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
 12/20/06....................    0      0      0      0       0      0      0      0       0      0      0      0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  0.58   0.48   0.38   0.34    1.62   1.32   1.00   0.81    3.06   2.62   2.00   1.61

                                    CLASS A-4A AND
                                      A-4B NOTES
                               -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----
Closing Date.................  100%   100%   100%    100%
 6/20/02.....................  100    100    100     100
 9/20/02.....................  100    100    100     100
 12/20/02....................  100    100    100     100
 3/20/03.....................  100    100    100     100
 6/20/03.....................  100    100    100     100
 9/20/03.....................  100    100    100     100
 12/20/03....................  100    100    100     100
 3/20/04.....................  100    100    100     100
 6/20/04.....................  100    100    100      73
 9/20/04.....................  100    100    100      47
 12/20/04....................  100    100     84       0
 3/20/05.....................  100    100     65       0
 6/20/05.....................  100    100     48       0
 9/20/05.....................  100     90      0       0
 12/20/05....................  100     73      0       0
 3/20/06.....................   85     57      0       0
 6/20/06.....................   67     44      0       0
 9/20/06.....................   52      0      0       0
 12/20/06....................    0      0      0       0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  4.51   4.16   3.24   2.55

     The weighted average life of a note is determined for the above table by
(x) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note. This calculation assumes that WFSRC will not exercise its optional repurchase right but that it will exercise its optional purchase right.

     This table has been prepared based on the assumptions described under "Weighted Average Lives of the Notes", including the assumptions regarding the characteristics and performance of the contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

               CONTRACT DELINQUENCY AND CONTRACT LOSS INFORMATION

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, at December 31, 1997 through 2001 and (ii) the loss experience for contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, for the years ended December 31, 1997 through 2001. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78's contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to charge-off a contract which becomes 120 days delinquent or is classified as a non-performing asset, whether that contract is owned by WFS or serviced by WFS for others. WFS believes that its charge-off policy is consistent with that customarily used in the automobile finance industry.

                        CONTRACT DELINQUENCY EXPERIENCE

                                                                      AS OF DECEMBER 31,
                                           ------------------------------------------------------------------------
                                                    2001                     2000                     1999
                                           ----------------------   ----------------------   ----------------------
                                            NUMBER                   NUMBER                   NUMBER
                                              OF                       OF                       OF
                                           CONTRACTS     AMOUNT     CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                                           ---------   ----------   ---------   ----------   ---------   ----------
                                                                    (DOLLARS IN THOUSANDS)
Contracts serviced.......................   690,396    $8,152,882    616,011    $6,818,182    524,709    $5,354,385
                                            =======    ==========    =======    ==========    =======    ==========
Period of delinquency
 30 - 59 days............................    21,907    $  217,873     16,787    $  157,843     12,868    $  107,416
 60 - 89 days............................     6,227        60,685      4,475        40,679      3,511        29,738
 90 days or more.........................     2,571        24,605      2,006        18,487      1,711        14,872
                                            -------    ----------    -------    ----------    -------    ----------
   Total contracts and amount
    delinquent...........................    30,705    $  303,163     23,268    $  217,009     18,090    $  152,026
                                            =======    ==========    =======    ==========    =======    ==========
Delinquencies as a percentage of number
 and amount of contracts outstanding.....      4.45%         3.72%      3.78%         3.18%      3.45%         2.84%

                                                         AS OF DECEMBER 31,
                                           -----------------------------------------------
                                                    1998                     1997
                                           ----------------------   ----------------------
                                            NUMBER                   NUMBER
                                              OF                       OF
                                           CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                                           ---------   ----------   ---------   ----------
                                                       (DOLLARS IN THOUSANDS)
Contracts serviced.......................   464,257    $4,367,099    408,958    $3,680,817
                                            =======    ==========    =======    ==========
Period of delinquency
 30 - 59 days............................    13,885    $  112,208      6,605    $   54,450
 60 - 89 days............................     3,966        32,100      2,161        18,652
 90 days or more.........................     1,768        14,441        918         7,762
                                            -------    ----------    -------    ----------
   Total contracts and amount
    delinquent...........................    19,619    $  158,749      9,684    $   80,864
                                            =======    ==========    =======    ==========
Delinquencies as a percentage of number
 and amount of contracts outstanding.....      4.23%         3.64%      2.37%         2.20%

                            CONTRACT LOSS EXPERIENCE

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                              ------------   ----------   ----------   ----------   ----------
                                                                                   (DOLLARS IN THOUSANDS)
Contracts serviced
 At end of period...........................................   $8,152,882    $6,818,182   $5,354,385   $4,367,099   $3,680,817
                                                               ==========    ==========   ==========   ==========   ==========
 Average during period......................................   $7,576,681    $6,076,814   $4,839,514   $4,006,185   $3,383,570
                                                               ==========    ==========   ==========   ==========   ==========
 Gross charge offs of contracts during period...............   $  236,874    $  165,937   $  150,518   $  173,422   $  136,773
 Recoveries of contracts charged off in current and prior
   periods..................................................       64,626        49,697       47,581       36,230       34,634
                                                               ----------    ----------   ----------   ----------   ----------
 Net charge offs............................................   $  172,208    $  116,240   $  102,937   $  137,192   $  102,139
                                                               ==========    ==========   ==========   ==========   ==========
 Net charge offs as a percentage of average contracts
   outstanding during period (annualized)...................         2.27%         1.91%        2.13%        3.42%        3.02%